Exhibit 99.1

AMENDED AND RESTATED LETTER OF TRANSMITTAL

Offer by

LinnCo, LLC

to Exchange Each Outstanding Unit Representing Limited Liability Company Interests of

Linn Energy, LLC

for

One Common Share Representing Limited Liability Company Interests of LinnCo, LLC

(upon the terms and subject to the conditions described in the prospectus/offer to exchange and this amended and restated letter of transmittal)

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) the units representing limited liability company interests of Linn Energy, LLC (“LINN Energy”) (collectively, the “Linn Energy units”) tendered pursuant to this Amended and Restated Letter of Transmittal (this “Letter of Transmittal”), upon the terms and subject to the conditions set forth in the prospectus/offer to exchange, dated April 5, 2016 (as it may be amended or supplemented from time to time, the “prospectus/offer to exchange” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “offer”).

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,

ON APRIL 18, 2016, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED. LINN ENERGY UNITS TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your LINN Energy units, to:

If delivering by mail, hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

Pursuant to the offer of LinnCo, LLC (“LinnCo”) to exchange for each outstanding LINN Energy unit a share representing limited liability company interests of LinnCo (“LinnCo shares”), the undersigned encloses herewith and surrenders the following certificate(s) representing LINN Energy units:

DESCRIPTION OF UNITS SURRENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on unit certificate(s))	Units Surrendered (attached additional list if necessary)
Certificated Units**
	Certificate Number(s)*	Total Number of Units Represented by Certificate(s)*	Number of Units Surrendered**	Book Entry Units Surrendered

Total Units
* Need not be completed by book-entry unitholders. ** Unless otherwise indicated, it will be assumed that all units represented by certificates described above are being surrendered hereby.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, D.F. KING AT (877) 297-1738.

You have received this Letter of Transmittal in connection with the offer of LinnCo, LLC, a Delaware limited liability company (“LinnCo”), to exchange for each outstanding unit representing limited liability company interests (“LINN Energy units”) in Linn Energy LLC, a Delaware limited liability company (“LINN Energy”), validly tendered and not validly withdrawn in the offer, one LinnCo common share representing limited liability company interests (“LinnCo shares”) in LinnCo, as described in the prospectus/offer to exchange, dated April 5, 2016 (as it may be amended or supplemented from time to time, the “prospectus/offer to exchange” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “offer”).

You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company (the “Depositary”) LINN Energy units represented by unit certificates, or held in book-entry form on the books of LINN Energy, for tender. If you are delivering your LINN Energy units by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, unitholders who deliver certificates representing their LINN Energy units are referred to as “Certificate unitholders,” and unitholders who deliver their LINN Energy units through book-entry transfer are referred to as “Book-Entry Unitholders.”

☐	CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER UNITS BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The offer (described below) is not being made to (nor will tender of LINN Energy units be accepted from or on behalf of) unitholders in any jurisdiction where it would be illegal to do so.

Ladies and Gentlemen:

LinnCo, LLC, a Delaware limited liability company ( “LinnCo”), is offering, upon the terms and subject to the conditions set forth in the prospectus/offer to exchange and in this letter of transmittal, to exchange for each outstanding unit representing limited liability company interests (“LINN Energy units”) in Linn Energy LLC, a Delaware limited liability company (“LINN Energy”), validly tendered and not validly withdrawn in the offer, one LinnCo common share representing limited liability company interests (“LinnCo shares”) in LinnCo (such offer, on the terms and subject to the conditions and procedures described in the prospectus/offer to exchange and this letter of transmittal, together with any amendments or supplements thereto, the “offer”).

This letter of transmittal is to be used for tendering LINN Energy units to LinnCo pursuant to the offer. LINN Energy unitholders may use this letter of transmittal to tender LINN Energy units held in certificated form, with certificates evidencing such units to be forwarded to the exchange agent with this letter of transmittal. LINN Energy unitholders may also use this letter of transmittal to tender LINN Energy units held in electronic book-entry form, except that return of this letter of transmittal to the exchange agent is not required if a message is transmitted by The Depository Trust Company (“DTC”) to, and is received by, American Stock Transfer & Trust Company, LLC (the “exchange agent”), forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the LINN Energy units that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this letter of transmittal and that LinnCo may enforce this agreement against such participant (an “Agent’s Message”). In each case, tendering LINN Energy unitholders should follow the other instructions set forth in this letter of transmittal and in the prospectus/offer to exchange, dated April 5, 2016 (the “prospectus/offer to exchange”), including the section of the prospectus/offer to exchange entitled “The Offer—Procedure for Tendering.”

The offer is scheduled to expire at 12:00 midnight, New York City Time, at the end of April 18, 2016, unless extended or terminated. “Expiration date” means 12:00 midnight, New York City Time, at the end of April 18, 2016, unless and until LinnCo has extended the period during which the offer is open, in which event the term “expiration date” means the latest time and date at which the offer, as so extended by LinnCo, will expire. LinnCo is not providing for guaranteed delivery procedures. Accordingly, LINN Energy unitholders must allow sufficient time for the necessary tender procedures to be completed during normal business hours prior to the expiration date.

By signing and returning this letter of transmittal or through delivery of an Agent’s Message, the undersigned elects to tender his, her or its LINN Energy units pursuant to the foregoing.

Upon the terms and subject to the conditions of the offer (and, if the offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination), and effective upon acceptance for exchange of LINN Energy units tendered herewith in accordance with the terms of the offer, the undersigned hereby sells, assigns and transfers to or upon the order of LinnCo all right, title and interest in and to any and all of the LINN Energy units that are being tendered hereby (and any and all dividends, distributions, rights, other LINN Energy units or other securities issued or issuable in respect thereof on or after the date hereof (or on or after the date of the applicable Agent’s Message) (collectively, “Distributions”)) and irrevocably constitutes and appoints the exchange agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such LINN Energy units (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such LINN Energy units (and any and all Distributions) or transfer ownership of such LINN Energy units (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of LinnCo, (2) present such LINN Energy units (and any and all Distributions) for transfer on the books of LINN Energy and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such LINN Energy units (and any and all Distributions), all in accordance with the terms of the offer.

The undersigned hereby irrevocably appoints the designees of LinnCo as the undersigned’s agents, attorneys-in-fact and proxies, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the LINN Energy units tendered hereby (and any Distributions) that have been accepted for exchange by LinnCo. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered LINN Energy units (and any and all Distributions). Such appointment will be effective when, and only to the extent that, LinnCo accepts such LINN Energy units for exchange and deposits with the exchange agent the LinnCo shares. Such acceptance for exchange will, without further action, revoke any prior powers of attorney and proxies given by the undersigned at any time with respect to such LINN Energy units (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given or executed by the undersigned with respect thereto (and, if given or executed, will not be deemed effective). The designees of LinnCo will, with respect to the LINN Energy units for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such LINN Energy unitholder as they in their discretion may deem proper at any annual or special meeting of LINN Energy unitholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. LinnCo reserves the right to require that, in order for LINN Energy units to be deemed validly tendered, immediately upon LinnCo’s acceptance of LINN Energy units for exchange, LinnCo must be able to exercise full voting, consent and other rights with respect to such LINN Energy units (and any and all Distributions).

The undersigned hereby represents and warrants that (1) the undersigned owns the tendered LINN Energy units; (2) the undersigned has the full power and authority to tender, sell, assign and transfer the tendered LINN Energy units (and any and all Distributions); and (3) the undersigned has the full power and authority to make the appointment in the preceding paragraph; and (4) when the same are accepted for exchange by LinnCo, LinnCo will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver all additional documents deemed by the exchange agent or LinnCo to be necessary or desirable to complete the sale, assignment and transfer of the LINN Energy units tendered hereby (and any and all Distributions). In addition, the undersigned will remit and transfer promptly to the exchange agent for the account of LinnCo all Distributions in respect of the LINN Energy units tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, LinnCo will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration payable in the offer in respect of the LINN Energy units tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by LinnCo in its sole discretion.

All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the prospectus/offer to exchange, this tender is irrevocable.

The undersigned understands that the valid tender of LINN Energy units pursuant to any of the procedures described in the section of the prospectus/offer to exchange entitled “The Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and LinnCo upon the terms of and subject to the conditions to the offer (and, if the offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination). The undersigned recognizes that, under the circumstances set forth in the prospectus/offer to exchange, LinnCo may not be required to accept for exchange any of the LINN Energy units tendered hereby.

The undersigned understands that the delivery and surrender of LINN Energy units that the undersigned has tendered are not effective, and the risk of loss of such LINN Energy units does not pass to the exchange agent, unless and until the exchange agent receives this letter of transmittal, properly completed and duly executed, or an Agent’s Message, together with all accompanying evidences of authority in form satisfactory to LinnCo and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT LINNCO’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING, SUBJECT TO ANY ORDER OR DECISION BY A COURT OR ARBITRATOR OF COMPETENT JURISDICTION. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY AND

ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY LINN ENERGY UNITS AND ANY NOTICE OF WITHDRAWAL WILL BE DETERMINED BY LINNCO IN ITS SOLE DISCRETION, WHICH DETERMINATIONS WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW, SUBJECT TO ANY ORDER OR DECISION BY A COURT OR ARBITRATOR OF COMPETENT JURISDICTION. LINNCO RESERVES THE ABSOLUTE RIGHT TO REJECT ANY OR ALL TENDERS OF LINN ENERGY UNITS IT DETERMINES NOT TO BE IN PROPER FORM OR THE ACCEPTANCE OF OR EXCHANGE FOR WHICH MAY, IN THE OPINION OF LINNCO’S COUNSEL, BE UNLAWFUL. LINNCO ALSO RESERVES THE ABSOLUTE RIGHT TO WAIVE ANY DEFECT OR IRREGULARITY IN THE TENDER OF ANY LINN ENERGY UNITS OF ANY PARTICULAR LINN ENERGY UNITHOLDER, WHETHER OR NOT SIMILAR DEFECTS OR IRREGULARITIES ARE WAIVED IN THE CASE OF OTHER LINN ENERGY UNITHOLDERS. The undersigned also understands that no tender of LINN Energy units will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of LinnCo, LINN Energy or any of their affiliates or assigns, the exchange agent or the information agent identified on the back page of this letter of transmittal or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance or Payment Instructions,” the undersigned hereby requests that the LinnCo shares and the return of any certificates for the LINN Energy units not tendered or not accepted for exchange, be in the name(s) of the undersigned (and, in the case of LINN Energy units tendered by book-entry transfer, by credit to the applicable account at DTC appearing above in the box titled “Description of Units Tendered”). The undersigned recognizes that LinnCo has no obligation, pursuant to the “Special Issuance or Payment Instructions,” to transfer any LINN Energy units from the name of the registered holder(s) thereof if LinnCo does not accept for exchange any of the LINN Energy units so tendered.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the LinnCo shares and any certificates for the LINN Energy units not tendered or not accepted for exchange (and any accompanying documents, as appropriate) be mailed to the undersigned at the address(es) of the registered holder(s) appearing above in the box titled “Description of Units Tendered.” In the event that the boxes titled “Special Issuance or Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for LinnCo shares (or, at LinnCo’s election, evidence of book-entry of LinnCo shares) and the return of any certificates evidencing LINN Energy units not tendered or not accepted for exchange, be issued in the name(s) of and mailed to the person(s) so indicated. Unitholders tendering LINN Energy units by book-entry transfer may request that LINN Energy units not exchanged be credited to such account at DTC as such unitholder may designate under “Special Issuance or Payment Instructions.” If no such instructions are given, any such LINN Energy units not exchanged will be returned by crediting the account at the book-entry transfer facility designated herein.

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the LinnCo shares are to be issued in the name of someone other than the registered holder(s) listed above in the box titled “Description of Units Tendered.”

Issue as follows:
Name

(Please Print)

Address

(Include Zip Code)

Area Code and Telephone No.

Taxpayer Identification or Social Security No.

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5 and 7)

To be completed ONLY if the LinnCo shares are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box titled “Description of Units Tendered.”

Mail as follows:
Name

(Please Print)

Address

(Include Zip Code)

Area Code and Telephone No.

IMPORTANT

UNITHOLDER: SIGN HERE

SIGN HERE:

Signature(s)

Signature(s) of Unitholder(s)

Signature(s) of Unitholder(s)

Date

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone No.

Tax Identification or Social Security No.

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s) (If Required—See Instructions 1 and 5)

Authorized Signature

Name

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone No.

Date

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.	Guarantee of Signatures. No signature guarantee is required on this letter of transmittal (1) if this letter of transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the LINN Energy units) of LINN Energy units and such holder(s) have not completed either the box titled “Special Issuance or Payment Instructions” or the box titled “Special Delivery Instructions” on this letter of transmittal or (2) if LINN Energy units are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “eligible institution”). In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible institution. See also Instruction 5.

2.	Requirements of Tender. This letter of transmittal is to be completed and signed by LINN Energy unitholders, with any required signature guarantees, and returned to the exchange agent, together with certificates of LINN Energy units, if any, and any other documents required by this letter of transmittal or the exchange agent, except that this letter of transmittal does not need to be used if an Agent’s Message is utilized. An “Agent’s Message” is a message transmitted by DTC to, and received by, the exchange agent, forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the LINN Energy units that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of this letter of transmittal and that LinnCo may enforce this agreement against such participant. For a LINN Energy unitholder to validly tender LINN Energy units pursuant to the offer, the exchange agent must receive prior to the expiration date this letter of transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this letter of transmittal or the exchange agent, together with any certificates representing tendered LINN Energy units, at one of the exchange agent’s addresses set forth on the back cover of this letter of transmittal. See also the section of the prospectus/offer to exchange entitled “The Offer—Procedure for Tendering.”

THE METHOD OF DELIVERY OF LINN ENERGY UNIT CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND THE RISK OF THE TENDERING LINN ENERGY UNITHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. LINNCO IS NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES. ACCORDINGLY, LINN ENERGY UNITHOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING NORMAL BUSINESS HOURS PRIOR TO THE EXPIRATION DATE.

LinnCo will not accept any alternative, conditional or contingent tenders. By executing this letter of transmittal (or a manual facsimile thereof) or transmitting an Agent’s Message, the tendering unitholder waives any right to receive any notice of the acceptance for exchange of the tendered LINN Energy units.

3.	Inadequate Space. If the space provided herein under “Description of Units Tendered” is inadequate, the number of LINN Energy units tendered and/or the certificate numbers evidencing such LINN Energy units, if applicable, should be listed on a separate signed schedule and attached hereto.

4.	Partial Tenders. If fewer than all the LINN Energy units evidenced by any certificate delivered to the exchange agent are to be tendered hereby, fill in the number of LINN Energy units that are to be tendered in the box titled “Total Number of Units Tendered.” In such case, a new certificate evidencing the remainder of the LINN Energy units that were evidenced by the old certificates, but were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box titled “Description of Units Tendered” herein, as soon as practicable after the expiration date. All LINN Energy units evidenced by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

5.	Signatures; Assignments and Endorsements.

(a)	Exact Signatures. If this letter of transmittal is signed by the registered holder(s) of the LINN Energy units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such LINN Energy units without alteration, enlargement or any change whatsoever.

(b)	Joint Holders. If any of the LINN Energy units tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal.

(c)	Different Names on Certificates. If any of the LINN Energy units tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such LINN Energy units.

(d)	Endorsements. If this letter of transmittal is signed by the registered holder(s) of the LINN Energy units tendered hereby, no endorsements of certificates evidencing such LINN Energy units or separate assignments are required unless the LinnCo shares are to be issued to, or certificates evidencing LINN Energy units not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). In all other cases, such endorsements or assignments are required, and signatures on any such certificate(s) or assignments must be guaranteed by an eligible institution as described under Instruction 1.

If this letter of transmittal or any certificate evidencing LINN Energy units or assignment are executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to LinnCo of such person so to act must be submitted.

6.	Unit Transfer Taxes. Except as otherwise provided in this Instruction 6, LinnCo or any successor entity thereto will pay any unit transfer tax with respect to the transfer of any LINN Energy units to it pursuant to the offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income or withholding taxes). If, however, certificate(s) evidencing LINN Energy units not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s), or if tendered certificate(s) evidencing LINN Energy units are registered in the name of any person other than the person(s) signing this letter of transmittal, LinnCo will not be responsible for any unit transfer or similar taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of any such issuance or transfer to such other person and no consideration shall be paid or issued in respect of such LINN Energy units pursuant to the offer unless evidence satisfactory to LinnCo that such taxes have been paid or are not applicable is submitted.

7.	Special Issuance or Payment and Delivery Instructions. If certificates (or, at LinnCo’s election, evidence of book-entry transfer) for LinnCo shares and, if applicable, any LINN Energy units not tendered or not accepted for exchange are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box titled “Description of Units Tendered” or if any certificates evidencing LINN Energy units not tendered or not exchanged are to be sent to someone other than the registered holder(s) listed above in the box titled “Description of Units Tendered” or to the registered holder(s) listed above in the box titled “Description of Units Tendered” at an address other than that listed above in the box titled “Description of Units Tendered,” the appropriate boxes on this letter of transmittal should be completed and the signature will need to be guaranteed as described under Instruction 1.

8.	Tax Withholding. In the case of a LINN Energy unitholder who is a foreign person that has owned a 5% or greater interest in LINN Energy at any time during the 5 year period prior to the closing of the offer and that wishes to participate in the exchange, it is possible that income tax withholding may apply. Pursuant to applicable law, such holder should either provide documentation to the exchange agent to demonstrate that withholding does not apply, or otherwise make arrangements with the exchange agent to satisfy any withholding obligation.

FAILURE OF A FOREIGN PERSON WHO HAS OWNED A 5% OR GREATER INTEREST IN LINN ENERGY AT ANY TIME DURING THE 5 YEAR PERIOD PRIOR TO THE CLOSING OF THE OFFER TO PROVIDE DOCUMENTATION TO THE EXCHANGE AGENT TO DEMONSTRATE THAT WITHHOLDING DOES NOT APPLY OR TO OTHERWISE MAKE ARRANGEMENTS WITH THE EXCHANGE AGENT TO SATISFY ANY WITHHOLDING OBLIGATION WILL DELAY OR PREVENT THE EXCHANGE OF SUCH FOREIGN PERSON’S LINN ENERGY UNITS PURSUANT TO THE OFFER.

9.	Requests for Additional Copies. Questions and requests for assistance or additional copies of the prospectus/offer to exchange and this letter of transmittal should be directed to the information agent at its address and telephone number set forth on the back page of this letter of transmittal. Unitholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the offer.

10.	Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate representing LINN Energy units to be tendered has been mutilated, lost, destroyed or stolen, the unitholder should promptly notify American Stock Transfer & Trust Company, LLC, LINN Energy’s transfer agent, at 877-248-6417, prior to submitting this letter of transmittal. The unitholder should then be instructed as to the steps that must be taken in order to replace the certificate(s). The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This letter of transmittal and related documents cannot be processed until the mutilated, lost, destroyed or stolen certificates have been replaced and the replacement certificates have been delivered to the exchange agent in accordance with the instructions contained in this letter of transmittal. LINN Energy unitholders should allow sufficient time for the replacement of any mutilated, lost, destroyed or stolen certificates and the subsequent tender of such replacement certificates before the expiration date.

11.	Waiver of Conditions. LinnCo reserves the absolute right to waive any condition of the offer to the extent permitted by applicable law except as specified in the prospectus/offer to exchange.

12.	Irregularities. All questions as to the form of documents and the validity and eligibility (including time of receipt) and acceptance for exchange of any LINN Energy units and any notice of withdrawal will be determined by LinnCo in its sole discretion, which determinations will be final and binding to the fullest extent permitted by law, subject to any order or decision by a court or arbitrator of competent jurisdiction. LinnCo reserves the absolute right to reject any or all tenders of LINN Energy units it determines not to be in proper form or the acceptance of or exchange for which may, in the opinion of LinnCo’s counsel, be unlawful. LinnCo also reserves the absolute right to waive any defect or irregularity in the tender of any LINN Energy units of any particular LINN Energy unitholder, whether or not similar defects or irregularities are waived in the case of other LINN Energy unitholders. No tender of LINN Energy units will be deemed to be properly made until all defects and irregularities with respect thereto have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as LinnCo shall determine. None of LinnCo, LINN Energy, their respective affiliates and associates, the exchange agent, the information agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of LINN Energy units, or to waive any such defect or irregularity, and none of them will incur any liability for failure to give any such notice or waiver. LinnCo’s interpretation of the terms and conditions of the offer, including this letter of transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME AND CERTIFICATES FOR TENDERED LINN ENERGY UNITS MUST BE RECEIVED BY THE EXCHANGE AGENT OR LINN ENERGY UNITS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME.

Facsimiles of this letter of transmittal, properly completed and duly signed, will be accepted. In such case, a copy of this letter of transmittal and certificates evidencing LINN Energy units and any other required documents should be sent or delivered by each unitholder or such unitholder’s broker, dealer, commercial bank, trust company or other nominee to the exchange agent at one of its addresses set forth herein.

If LinnCo becomes aware of any jurisdiction in which the making of the offer or the tender of LINN Energy units in connection therewith would not be in compliance with applicable law, LinnCo will make a good faith effort to comply with any such law. If, after such good faith effort, LinnCo cannot comply with any such law, the offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of LINN Energy units in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the offer to be made by a licensed broker or dealer, the offer shall be deemed to be made on behalf of LinnCo by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

The Depositary for the offer is:

If delivering by mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	If delivering by hand or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this prospectus/offer to exchange and the Letter of Transmittal may be directed to the Information Agent its respective telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the offer.

The information agent for the offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (877) 297-1738

Email: linn@dfking.com